UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2012

Date of reporting period: September 30, 2011

Item 1:	Reports to Stockholders

Semi-Annual Report
September 30, 2011

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds
BOND FUNDS SEMI-ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER
November 7, 2011

Dear fellow shareholders:

    U.S. fixed-income markets posted strong performance during the six-month period, driven by continued concerns regarding the health of the U.S. economic recovery and the flight to quality stemming from the ongoing saga of Greece and Europe’s sovereign debt problem. The debt ceiling debate and ultimate failure to achieve a solution to stabilize the deficit led to the historic downgrade of the U.S. debt rating from AAA to AA+ by Standard & Poor’s in August. The ratings downgrade gave root to a further loss of confidence and deep pessimism by consumers and domestic business leaders, which resulted in a significant uptick in volatility across the financial markets.

    U.S.Treasury yields declined sharply to record lows for some maturities. The yield curve flattened significantly during the period as a result of the Federal Reserve’s announcement that it intends to keep short-term interest rates near zero until mid-2013 and that it will execute “Operation Twist,” whereby the Fed will sell shorter-maturity U.S.Treasuries and buy 10 to 30-yearTreasuries in an attempt to reduce longer-maturity Treasury yields and mortgage rates. As of period end, 2-year U.S.Treasury notes yielded less than 0.25%, while 5-year, 10-year, and 30-year maturity bonds ended the period with yields of 0.95%, 1.92%, and 2.91%, respectively. That is a decline of 133 basis points for the 5-year, 155 basis points for the 10-year, and 160 basis points for the 30-year during the six-month period.

    Tax-exempt yields also fell during the six-month period, although their decline was only slightly more than half that experienced by comparable maturity Treasury securities. As with Treasuries, the tax-exempt yield curve flattened as shorter maturity yields had little room to decline further. The Bond Buyer 40-Bond Index yield decreased 79 basis points during the period to 4.92%, which compared to a beginning-of-the-period yield of 5.71%. More significantly, tax-exempt yields have now returned to levels not seen since October 2010, after which heavy supply, combined with a massive withdrawal of funds from the municipal sector due to increased credit concerns, contributed to a sharp rise in yields. The September quarter end yield level of 4.92% compares to a 12-month high of 5.95%, reached on January 18, 2011, when tax-exempt fund flows were most negative, and an historical low of 4.51% in December 2006.

    Regarding the U.S. economy, real GDP growth continues to be sluggish. After growing by just 1.3% in the second quarter of 2011, the preliminary estimate of third quarter 2011 real GDP growth was 2.5%. Strong growth in consumer spending and business fixed investments were significant positive contributors to GDP during the period. Although the economy added 577,000 jobs during the six-month period, the rate of job creation has been subpar for this stage of an economic recovery as the U.S. unemployment rate stood at 9.1% as of the end of the reporting period.

    Inflation, as measured by the headline Consumer Price Index for All Urban Consumers (CPI), increased 0.3% in September, following on the heels of a 0.4% rise in August. Year over year, the CPI has accelerated from 1.1% in September 2010 to 3.9% in the latest month. The rise in September inflation was largely driven by a 0.4% increase in food, a 2.9% rise in gasoline, and a 1.1% percent decrease in apparel. Core CPI, which excludes the volatile food and energy components, increased 0.1% in September and 0.2% in August. Much of the increase in the headline figure is the result of more transitory items, as Federal Reserve Chairman Ben Bernanke has stated.

    Regarding the fiscal outlook, the Congressional Budget Office (CBO) estimates that the federal deficit for fiscal year 2011 was $1.3 trillion, about the same as the deficit for fiscal year 2010. Receipts for fiscal 2011 rose 6.5% compared to fiscal 2010 due to a $194 billion increase in individual income tax receipts. Outlays for fiscal 2011 were 4.2% higher than for fiscal 2010 mainly due to a $57 billion increase in social security benefits and Medicare payments, while the 16.7% increase in interest paid on the Public Debt was essentially offset by a reduction in unemployment benefits paid. Absent the passage by Congress of a meaningful near-term deficit reduction plan, the federal budget deficit is unlikely to fall beneath $1 trillion for fiscal year 2012.

    With regard to legislation, Congress, in early August, finally passed legislation to increase the debt ceiling while also creating a deficit “Super Committee” tasked with proposing a budget overhaul that addresses entitlement and tax reform. An automatic $1.2 trillion in cuts over 10 years, primarily to defense and Medicare providers, is triggered if the Super Committee proposal fails to pass Congress. After the August employment report showed no jobs were created in August, President Obama unveiled a $447 billion stimulus package, aimed at encouraging hiring by small businesses, primarily by providing one-time tax breaks for hiring long-term unemployed people and giving employees wage increases through a reduction in payroll taxes. The cost of the package is to be paid for with permanently higher tax rates for higher income earners. However, the President’s proposal is unlikely to pass both chambers of congress without significant modification. Additionally, the President expressed his desire to help “underwater” homeowners refinance their mortgages, but has not put forth a specific plan as of this writing.

    The Federal Reserve’s U.S. trade-weighted major currencies dollar index increased 3.0% in September, and is higher by 0.5% for the 6-month period. The dollar rose in September, partly as U.S. financial markets benefited from a flight to quality. While this trend may continue over the near term, given the longer-term fiscal challenges the U.S. faces with regard to its trade and budget deficits, we do not expect the rally in the dollar to be sustained over the longer term.

Strategy Summary

    The U.S. economy will continue to face headwinds, both internal and external, including the European sovereign debt crisis and constrained domestic consumer demand. Unfortunately, we believe that

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

the inability of both Congress and the President to agree on legislation that will meaningfully boost economic activity could well cause the current pessimistic outlook by consumers and business leaders to eventually become economically self- fulfilling. As a result of these issues, we have adjusted downward our estimate for annual real U.S. GDP growth in the second half of the year to 2.0%, resulting in annual real GDP growth of 1.7% for 2011.

    Looking forward, the Federal Reserve’s Operation Twist is likely to result in positive price movement on long maturity Treasuries as the Federal Reserve flattens the yield curve. As a result, we expect to opportunistically purchase long maturity Treasuries when appropriate. We continue to emphasize older vintage, high-coupon, agency mortgage pass-through securities that provide high levels of income at stable price levels.

    As the tax-exempt yield curve remains historically steep, we continue to believe that a longer-than-benchmark duration will be rewarded in portfolios. In addition, following the implementation of Operation Twist, relative yield comparisons of AAA-rated general obligation bonds to Treasuries, at approximately 120% or higher across the yield curve, appear very attractively valued. Credit spreads remain attractive, as A-rated tax-exempt revenue bonds currently offer more than 100 basis points additional yield over AAA-rated general obligation bonds for maturities 7 years and beyond. Our investment strategy remains focused on income, which we believe is the primary source of return over longer periods of time. Higher issuance volume could provide attractive buying opportunities during the fourth quarter of 2011.

    We believe that proposals to tax individuals on what is currently tax-exempt municipal income will gain little traction, particularly as such proposals could significantly increase borrowing costs to municipalities. We also believe that retroactive taxation on tax-exempt bonds is unlikely. The more likely concern, albeit still one with a low probability, would be limited future access to tax-exempt financing, which would thereby create a shortage of tax-exempt bonds and a resultant increase in their value. As always, diversification remains a key tenet in our strategy to help manage credit risk, particularly as state and local issuers continue to adjust to fiscal challenges.

    We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

SEPTEMBER 30, 2011	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +1.94% during the six-month period ended September 30, 2011, compared to the return of the Barclays Intermediate Government Bond Index of +5.34%. The Fund’s 30-day SEC yield was 3.33% and its 12-month distribution rate was 2.97%.

During the six-month period, the Fund benefited from the income advantage for its holdings in old, higher coupon mortgage pass through securities and collateralized mortgage obligations. General economic uncertainty produced higher demand for U.S. government obligations, which are typically considered the safest investment option. The Federal Reserve announced during the third quarter of 2011 that they will sell short-term U.S. Treasury notes to buy long-term Treasury bonds (Operation Twist). Prices of longer dated U.S. Treasury bonds rose in response to this government engineered increase in demand. The Fund’s underweight in the U.S. Treasury sector, relative to the benchmark, negatively impacted the Fund’s performance.

Additionally, the Federal Reserve announced it will again purchase agency mortgage securities by reinvesting payments from their existing mortgage holdings. The Fund does not invest in mortgages that are likely to be significantly influenced by either the purchase program or an expansion of government sponsored refinancing programs. Given the seasoned nature of the mortgages in the Fund, we expect refinancing will remain relatively stable and any impact on the Fund to be modest. The Funds mortgages rose in price for the period, however, concerns regarding the expansion of refinancing programs caused them to generally underperform relative to U.S. Treasuries.

The debt ceiling debate and ultimate failure to achieve a solution to stabilize the deficit led to the historic downgrade of the U.S. debt rating from AAA to AA+. The downgrade manifested a deep pessimism and loss of confidence by domestic business leaders and consumers alike. In addition to problems domestically, Europe’s sovereign debt problems continue to weigh on a global recovery. Unfortunately, we believe that the inability of both congress and the President to successfully achieve any of their current policy agendas will likely cause peoples’ current pessimistic outlook to eventually become economically self fulfilling. Given the uncertain economic environment, we continue to focus on old, high coupon agency

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital Intermediate Government Bond Index is a sub-index of the Barclays Capital Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Capital Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

mortgage pass-through securities, as these continue to provide high levels of income at stable price levels, especially relative to the low absolute levels of shorter term interest rates available from other investment alternatives. This high level of income has been a fundamental focus of the Fund since its inception.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2011

	Sit U.S. Government Securities Fund	Barclays Capital Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
Six Month	1.94%	5.34%	n/a
One Year	3.68	3.72	5.52%
Five Years	5.74	5.91	6.20
Ten Years	4.52	4.80	5.00
Since Inception (6/2/87)	6.45	6.63	6.36

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital Intermediate Government Bond Index is a sub-index of the Barclays Capital Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Capital Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of September 30, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/11:	$11.34 Per Share
Net Asset Value 3/31/11:	$11.29 Per Share
Total Net Assets:	$1,424.1 Million
30-day SEC Yield [3]:	3.33%
12-month Distribution Rate [3]:	2.97%
Effective Duration [4]:	1.2 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	2.9%
1-5 Years	96.1%
5-10 Years	1.0%
10-20 Years	0.0%
20+ Years	0.0%

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 23.1 years as of September 30, 2011.

SEPTEMBER 30, 2011	5

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 45.4%
Federal Home Loan Mortgage Corporation - 11.6%
217,255	5.50	8/1/17-3/1/33		236,427
325,437	6.38	12/1/26-12/1/27		366,468
16,347,102	6.50	4/1/28-10/1/36		18,137,125
976,695	6.88	2/17/31		1,133,557
36,536	7.00	2/1/16		36,938
70,660,680	7.00	8/1/27-1/1/39		81,131,742
137,777	7.38	12/17/24		154,245
38,504,821	7.50	9/1/26-10/1/38		44,727,239
158,637	7.95	10/1/25-11/1/25		186,756
2,301,594	8.00	5/1/17-1/1/37		2,689,279
31,673	8.25	12/1/17		35,651
149,497	8.50	5/1/16		165,006
3,269,867	8.50	1/1/17-8/1/36		3,892,699
47,725	9.00	11/1/15		54,367
5,888,608	9.00	10/1/16-11/1/36		6,941,066
14,370	9.25	6/1/16		16,332
97,253	9.25	3/1/17-3/1/19		102,050
663,288	9.50	10/1/16-12/17/21		770,509
83,832	9.75	12/1/16-12/1/17		90,589
2,483,159	10.00	9/1/20-7/1/30		2,884,791
15,252	10.25	2/1/17		15,320
9,757	10.50	10/1/13		10,183
113,240	10.50	6/1/19		128,517
522,869	11.00	9/17/16		587,550
209,918	11.00	8/25/20		235,887
6,093	13.00	5/1/17		7,087

				164,737,380

Federal National Mortgage Association - 26.9%
10,266	5.24	3/1/19	[1]	10,890
70,523	5.76	3/1/33		77,708
1,761,990	6.00	9/1/28-9/1/37		1,945,914
1,083,374	6.15	6/1/33-8/1/36	[1]	1,134,147
275,228	6.20	11/1/27		310,993
121,539	6.35	10/1/30		137,874
77,007	6.49	2/1/32		86,630
17,589,612	6.50	1/1/22-8/1/37		19,643,976
1,365,701	6.74	12/1/15		1,521,246
190,610	6.91	11/1/26-8/1/27		218,753
182,990	6.95	8/1/21	[1]	191,262
205,855,484	7.00	6/1/17-1/1/40		236,756,321
205,462	7.45	6/1/16		205,233
181,863	7.50	11/1/12		190,634
62,412,392	7.50	6/1/22-4/1/38		72,200,609
149,513	7.62	12/1/16		149,391
370,770	7.95	9/15/20		423,798
28,627	8.00	4/1/16		31,453
13,874,983	8.00	10/1/23-3/1/38		16,131,531
501,160	8.17	11/15/31		597,228
11,893	8.25	4/1/22		12,712

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

231,056	8.33	7/15/20	269,550
1,227,958	8.45	3/15/32	1,477,746
111,604	8.46	9/15/30	130,254
237,417	8.50	9/1/12-2/1/16	258,388
12,627,114	8.50	9/1/17-12/1/37	14,774,009
152,724	8.59	7/20/28	175,372
46,479	8.87	12/15/25	54,664
6,409,183	9.00	10/1/19-2/1/38	7,491,631
104,603	9.25	10/1/16-2/1/17	116,762
118,317	9.40	5/15/28	141,343
3,669,855	9.50	11/1/18-8/1/31	4,267,628
351,723	9.73	8/20/25	407,400
9,037	9.75	1/15/13	9,516
133,780	9.75	10/1/21-4/1/25	149,983
288,746	10.00	7/1/13-3/1/15	316,922
742,799	10.00	11/1/16-6/1/30	858,619
123,546	10.16	7/15/20	139,474
130,977	10.18	7/1/20	146,806
9,354	10.25	8/15/13	9,876
77,559	10.50	5/1/15-6/1/15	84,433
179,080	10.50	12/1/17-6/1/28	212,934
73,179	10.84	8/15/20	83,173
30,675	11.57	12/15/26	35,496

			383,590,282

Government National Mortgage Association - 6.9%
1,229,475	5.45	7/15/27	1,324,510
294,061	5.50	9/15/25	324,627
3,763,313	5.67	4/15/42	4,056,826
304,906	5.76	3/20/33-5/20/33	339,813
7,968,367	5.85	12/15/30	8,449,471
1,258,269	6.00	9/15/18-11/20/34	1,409,699
75,865	6.05	3/20/33	85,004
8,855,017	6.09	3/15/41-7/15/41	9,408,286
924,216	6.20	3/15/32	1,049,042
37,996	6.25	5/15/13	40,130
3,422,296	6.25	12/15/23-4/15/29	3,944,753
5,562,199	6.35	4/20/30-11/20/31	6,050,414
484,653	6.38	8/15/26-4/15/28	556,776
336,500	6.49	11/20/31-6/20/32	377,147
25,937,144	6.50	11/15/23-7/20/38	29,350,406
111,319	6.57	9/20/32-3/20/33	127,718
82,597	6.58	2/20/28	94,554
40,783	6.75	9/15/15	44,649
827,948	6.75	8/15/28-6/15/29	906,510
836,941	6.91	7/20/26-2/20/27	967,417
52,626	6.93	2/20/25	60,669
8,228,067	7.00	6/15/31-2/20/39	9,567,825
158,562	7.02	4/20/26	181,652
175,389	7.05	2/15/23-4/20/27	201,266
700,093	7.10	5/20/25	803,725
305,901	7.15	12/20/26-4/20/27	352,360
150,203	7.25	5/15/29-6/15/29	174,931

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

50,014	7.27	7/20/22		57,172
55,157	7.38	1/15/29		64,437
5,472,956	7.50	12/15/23-3/15/39		6,393,371
21,222	7.55	10/20/22		24,397
2,644,966	7.60	12/15/33		2,790,560
93,945	7.63	12/15/29		110,171
61,941	7.65	7/20/22		71,408
364,507	7.75	6/15/20-11/15/20		417,604
42,318	7.90	1/20/21		47,718
739,821	7.95	2/15/20-3/20/27		860,544
445,368	7.99	2/20/21-6/20/22		514,398
152,074	8.00	10/15/14-9/15/16		169,444
4,133,077	8.00	4/15/31-8/20/33		4,867,770
325,958	8.10	5/20/19-1/20/20		364,476
11,860	8.25	8/15/15		13,193
279,283	8.25	4/15/19-2/15/20		319,260
158,853	8.40	2/15/19-2/15/20		184,277
86,762	8.50	1/15/12-9/15/16		98,146
237,088	8.50	1/15/17-12/20/26		282,562
32,917	8.60	6/15/18		37,894
25,676	8.63	10/15/18		29,015
24,772	9.00	1/15/17-7/15/17		28,569
16,346	9.10	5/15/18		19,006
139,664	9.50	11/20/16-8/20/19		163,179
1,275	9.75	11/15/12		1,361
206,759	10.00	11/15/17-6/15/21		244,998
334,544	10.50	2/15/20-8/15/21		380,425
13,153	11.50	8/15/18		13,701

				98,819,236

Total Mortgage Pass-Through Securities (cost: $627,378,090)				647,146,898

Collateralized Mortgage Obligations - 50.6%
Federal Home Loan Mortgage Corporation - 16.0%
12,927,845	3.00	12/15/40		13,435,879
10,061,901	3.50	7/15/24		10,581,972
98,672	5.24	3/25/44	[1]	101,933
140,529	5.50	2/15/34		144,432
187,144	6.00	9/15/21-6/15/28		192,961
15,484,851	6.50	9/15/23-10/25/43		17,996,446
900,360	6.50	9/25/43	[1]	1,035,214
149,765	6.70	9/15/23		169,080
4,017,166	6.85	10/25/42	[1]	4,730,424
323,663	6.95	3/15/28		376,417
124,721,978	7.00	12/15/20-9/25/43		144,078,007
20,744,054	7.50	6/15/17-9/25/43		24,885,242
5,412,864	8.00	3/15/21-1/15/30		6,311,907
89,460	8.25	6/15/22		103,577
415,681	8.30	11/15/20		477,602
911,422	8.50	10/15/22-3/15/32		1,061,601
11,193	9.15	10/15/20		12,467

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

2,155,064	9.50	2/15/20-2/25/42		2,561,544
114,736	10.00	6/15/20		133,701

				228,390,406

Federal National Mortgage Association - 27.4%
10,423,703	4.00	10/25/22		11,231,083
15,764,910	4.50	6/25/21		17,505,975
635,136	5.50	1/25/37		703,782
297,044	6.48	3/25/29	[1]	339,441
6,124,250	6.50	12/25/23-12/25/42		7,067,940
1,474,776	6.67	6/25/42	[1]	1,699,978
28,104,948	6.75	6/25/32-4/25/37		32,436,748
37,729	6.85	12/18/27		43,634
5,431,111	6.96	8/25/37	[1]	5,943,213
117,913,520	7.00	1/25/21-8/25/44		135,824,197
5,624,435	7.13	2/25/42	[1]	6,603,011
1,967,682	7.14	6/25/42	[1]	2,369,553
651,600	7.16	12/25/42	[1]	771,745
4,759,531	7.28	10/25/42	[1]	5,611,001
2,032,724	7.43	6/17/40	[1]	2,411,821
81,254,683	7.50	8/20/27-1/25/48		93,399,846
1,467,173	7.50	6/19/30	[1]	1,700,989
10,542,165	7.69	7/25/37	[1]	12,253,767
46,679	7.70	3/25/23		53,570
7,616,216	8.00	7/25/22-7/25/44		9,039,965
19,655,966	8.50	1/25/21-10/25/30		24,066,213
1,673,854	8.60	11/25/37	[1]	2,076,702
21,222	8.70	12/25/19		23,702
29,609	8.75	9/25/20		32,815
1,651,257	8.75	11/25/37	[1]	1,910,671
96,764	8.95	10/25/20		111,608
3,474,404	9.00	7/25/19-6/25/30		4,041,855
59,592	9.05	12/25/18		66,535
75,315	9.25	1/25/20		86,795
505,021	9.31	3/25/39	[1]	577,714
1,379,262	9.45	6/25/32	[1]	1,599,392
4,056,329	9.50	12/25/18-12/25/41		5,060,133
86,077	9.59	10/25/42	[1]	100,793
159,112	9.60	3/25/20		185,122
2,665,636	9.62	2/25/44	[1]	3,318,717

				390,270,026

Government National Mortgage Association - 4.0%
43,730,590	7.00	9/16/23-6/20/40		49,449,185
452,350	7.50	6/20/26-5/16/27		533,978
4,193,276	8.00	10/16/29-3/16/30		4,898,473
1,846,730	8.50	9/20/30-2/20/32		1,862,363

				56,743,999

Vendee Mortgage Trust - 3.2%
923,969	6.00	2/15/30		987,904
22,559,319	6.50	1/15/29-8/15/31		26,544,133
3,374,916	7.00	3/15/28		3,995,077

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	7

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)/ Contracts	Coupon Rate (%)	Maturity Date		Fair Value ($)

748,728	7.25	9/15/25		890,854
3,536,439	7.75	5/15/22-9/15/24		4,163,103
6,546,996	8.04	3/15/25	[1]	8,228,754
237,594	8.29	12/15/26		285,165

				45,094,990

Total Collateralized Mortgage Obligations (cost: $705,145,233)				720,499,421

Asset-Backed Securities - 1.0%
Federal Home Loan Mortgage Corporation - 0.7%
77,895	6.09	9/25/29	[1]	82,368
250,000	6.28	10/27/31	[1]	282,511
482,153	6.85	11/25/30	[1]	504,852
4,082,068	7.15	9/25/28	[1]	4,513,237
3,296,038	7.16	7/25/29		3,806,038
1,258,140	7.27	8/25/28	[1]	1,349,749

				10,538,755

Federal National Mortgage Association - 0.3%
94,770	0.57	11/25/32	[1]	87,484
520,379	4.69	10/25/33	[1]	520,317
422,275	5.41	9/26/33	[1]	445,707
156,776	5.75	2/25/33	[1]	164,465
402,362	6.47	10/25/31	[1]	416,842
807,716	6.51	5/25/32	[1]	867,449
797,068	6.59	10/25/31	[1]	878,518
205,491	6.83	7/25/31	[1]	213,876
86,039	7.80	6/25/26	[1]	86,004

				3,680,662

Total Asset-Backed Securities (cost: $13,636,266)				14,219,417

Put Options Purchased [10] - 0.1%
300	U.S. Treasury 5 Year Future Put Options: $121.5 strike November 2011 expiration			28,125
1,000	U.S. Treasury 5 Year Future Put Options: $122.5 strike December 2011 expiration			593,750

Total Put Options Purchased (cost: $775,029)				621,875

Total Investments in Securities - 97.1% (cost: $1,346,934,618)				1,382,487,611

Contracts		Fair Value ($)

Call Options Written [10] - 0.0%
(1,750)	U.S. Treasury 2 Year Future Call Options: $110.2 strike December 2011 expiration	(164,063)
(200)	U.S. Treasury 2 Year Future Call Options: $110.2 strike November 2011 expiration	(6,250)

Total Call Options Written (premiums received: $487,295)		(170,313)

Other Assets and Liabilities, net - 2.9%		41,820,939

Total Net Assets - 100.0%		$1,424,138,237

[1]	Variable rate security. Rate disclosed is as of September 30, 2011.

[10]	The amount of $15,000,000 in cash was segregated with the broker to cover put options purchased and call options written as of September 30, 2011.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit U.S. Government Securities Fund (Continued)

For a complete list of security holdings refer to our company website at www.sitfunds.com.

A summary of the inputs used to value the Fund’s net assets as of September 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Collateralized Mortgage Obligations	—	720,499,421	—	720,499,421
Mortgage Pass-Through Securities	—	647,146,898	—	647,146,898
Asset-Backed Securities	—	14,219,417	—	14,219,417
Put Options Purchased	621,875	—	—	621,875
	621,875	1,381,865,736	—	1,382,487,611
Liabilities
Call Options Written	(170,313)	—	—	(170,313)

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	9

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +8.01% for the six-month period ended September 30, 2011, compared with a total return of +4.76% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2011, the Fund’s 30-day SEC yield was +5.37% and its 12-month distribution rate was +4.72%. Most tax-exempt municipal bond yields declined during the six-month period, resulting in historically strong returns for the asset class. The yield curve flattened as long-term bond yields declined substantially and the shortest bonds actually had a modest increase in yield. Credit spreads between lower investment grade credits and high-grade municipal bonds also decreased during the period.

The Fund’s outperformance during this period was due to several factors including duration, quality, and industry positioning. In terms of duration, the Fund benefited from its longer duration versus the benchmark. From a quality perspective, the Fund benefited from its significant weighting of bonds in the BB to AA credit quality range, where each rating level outperformed the benchmark return. Nearly all of the industry segments of the portfolio outperformed the benchmark return, with the highest returns in the transportation revenue, general obligation, closed-end fund segments, and insured bonds, respectively. In addition, the four industry segments with the largest weightings in the portfolio, which were other revenue, education/ student loan revenue, single-family mortgage revenue, and healthcare, also outperformed the benchmark return. The only two industry segments in the portfolio that underperformed the benchmark for the period were multi-family housing and industrial revenue/pollution control revenue.

The Fund remains positioned longer than its benchmark in terms of duration, with significant weightings in intermediate and longer-term bonds. Although the tax-exempt yield curve did flatten during the period, it remains steep on a historical basis. We also believe that credit spreads for bonds rated A and below remain attractive. Intermediate and long tax-exempt bond yields become increasingly attractive when expressed as a percentage of comparable maturity U.S. Treasury bonds.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

Therefore, even with the strong returns provided by the Fund over the past six months, we believe the Fund’s duration, credit quality and industry weightings make it well-positioned for the current environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley
Debra A. Sit, CFA
Paul J. Jungquist, CFA
Senior Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2011

	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
Six Month	8.01%	4.76%	n/a
One Year	2.99	3.75	3.00
Five Years	2.99	5.55	3.98
Ten Years	3.30	4.68	4.44
Since Inception (9/29/88)	5.27	5.78	5.91

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Other Revenue	16.8%
Education/Student Loan	14.4%
Single Family Mortgage	13.7%
Hospital/Health Care	12.4%
Multifamily Mortgage	10.3%
Closed-End Mutual Funds	7.2%
Insured	6.4%
Sectors less than 5%	16.2%
Cash & Other Net Assets	2.6%

Based on total net assets as of September 30, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/11:	$8.99 Per Share
Net Asset Value 3/31/11:	$8.52 Per Share
Total Net Assets:	$145.6 Million
30-day SEC Yield [3]:	5.37%
Tax Equivalent Yield [4]:	8.26%
12-month Distribution Rate [3]:	4.72%
Average Maturity:	16.1 Years
Effective Duration [5]:	6.3 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4  The tax-equivalent yield is based on an assumed tax rate of 35.0%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:
AAA	0.4%
AA	2.0
A	0.6
BBB	5.7
BB	8.9
<BB	7.1
Total	24.7%

SEPTEMBER 30, 2011	11

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 90.2%
Alabama - 0.3%
380,000	ASMS Public Education Building Rev. (ASMSF LLC Proj.) (AMBAC Insured) [9]	4.38	9/1/26	371,796

Alaska - 0.8%
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	498,510
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home)	5.50	12/1/12	162,202
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	505,480

				1,166,192

Arizona - 2.6%
1,029,308	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	933,068
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	263,410
225,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	208,582
495,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/26	407,548
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.75	7/1/31	240,872
420,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	414,926
500,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	494,160
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	361,164
500,000	Quail Creek Community Facs. District G.O.	5.15	7/15/16	497,990

				3,821,720

California - 13.8%
250,000	Abag Finance Authority for Nonprofit Corps. Rev. (Jackson Lab)	5.75	7/1/37	253,638
350,000	Acalanes Union High School District G.O. [6]	3.02	8/1/39	177,744
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	475,635
250,000	Alameda Corridor Transportation Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.71	10/1/24	219,710
250,000	Alameda Corridor Transportation Auth. Rev. Sr. Lien (NATL-RE Insured)	5.25	10/1/21	250,128
750,000	Alvord Unified School District G.O. (AGM Insured) [6]	6.40	8/1/25	340,380
315,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	4.50	6/1/21	267,838
500,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	5.00	6/1/36	330,160
350,000	CA Community Hsg. Fin. Agy. Lease Rev. Pass Thru Obligation 2, [5]	4.85	11/1/12	175,004
600,000	CA Finance Auth. Education Rev. (American Heritage Education Foundation Proj.)	5.25	6/1/26	525,582
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	271,668
250,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	239,305
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	504,306
285,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	276,185
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	239,180
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	535,915
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	406,135
250,000	CA State Department of Veterans Affairs Single Family Mtg. Rev.	5.20	12/1/28	251,000
575,000	CA Statewide Communities Dev. Auth. Multifamily Rev. (Orange Tree Proj.) (GNMA Collateral)	6.15	11/20/36	601,806
300,000	CA Statewide Communities Dev. Auth. Rev.	6.75	7/1/31	302,193
250,000	CA Statewide Communities Dev. Auth. Rev. (Kaiser Permanente Proj.)	5.50	11/1/32	251,925
500,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Education Student Hsg. Proj.)	5.40	6/1/17	500,925
350,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	358,267
500,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Irvine School District)	5.25	1/1/16	503,365
450,000	CA Statewide Communities Dev. Auth. Special Tax (Orinda Proj.)	6.00	9/1/29	404,420
500,000	Calexico Community Redev. Agy. Tax Allocation (Redev. Proj. Area)(AMBAC Insured)	4.20	8/1/28	418,510
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	251,680
1,000,000	Colton Joint Unified School District (AGM Insured) [6]	5.80	8/1/35	569,850
500,000	Duarte Unified School District G.O. Capital Appreciation [6]	1.71	8/1/26	424,895
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	301,460
1,000,000	Glendale Unified School District G.O. Capital Appreciation [6]	6.22	9/1/27	385,590

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	287,560
500,000	Hawthorne School District C.O.P. (AGM Insured) [6]	6.00	12/1/29	441,220
300,000	Hayward Unified School District G.O (AGM-CR Insured)	5.00	8/1/26	312,255
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	0.97	8/1/40	224,328
215,000	Lindsay-Strathmore Irrigation District C.O.P. [9]	4.50	8/1/30	215,768
560,000	Manteca Unified School District Capital Appreciation C.O.P. (NATL-RE Insured) [6]	7.55	9/15/25	231,364
250,000	Marina Coast Water District Rev.	5.00	6/1/20	269,670
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	232,758
500,000	Northern CA Gas Auth. No. 1 Rev. [1]	0.89	7/1/27	363,380
250,000	Palmdale C.O.P (Park Improvement & Ave. S Construction Proj.) (NATL-RE Insured)	5.00	9/1/32	236,945
2,100,000	Pittsburg Calif. Unified School District Rev. Capital Appreciation (AGM GO of District Insured) [6]	7.12	9/1/29	629,496
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	397,935
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	511,182
500,000	Richmond Community Redev. Agy. Tax Allocation	6.00	9/1/30	523,150
250,000	Richmond Joint Powers Fin. Auth. Rev. (Point Potrero)	6.25	7/1/24	271,160
500,000	Riverside Co. Redev. Agy. Tax Allocation (Interstate 215 Corridor)	6.00	10/1/25	519,720
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.79	6/1/39	296,610
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	320,360
250,000	San Joaquin Hills Toll Road Rev. Ref. (NATL-RE Insured)	5.25	1/15/30	197,490
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	263,040
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	388,241
350,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	1.31	12/1/37	311,451
755,000	Sutter Union High School District G.O. Capital Appreciation [6]	7.25	8/1/33	188,758
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	334,615
400,000	Upland C.O.P. (San Antonio Community Hospital Proj.)	6.38	1/1/32	433,216
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	286,270
250,000	Vallejo City Unified School District Special Tax (Community Facilities District No. 2) (XLCA Insured)	4.15	9/1/31	187,388
500,000	Westminster School District G.O. [6]	5.37	8/1/24	249,020

				20,138,749

Colorado - 2.5%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	245,560
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	501,300
425,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	437,346
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	637,262
965,000	Denver Health & Hospital Auth. Healthcare Rev. [1]	1.32	12/1/33	652,398
654,593	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	636,723
500,000	Regional Transportation District Private Activity Rev. (Denver Trans. Partners)	6.00	1/15/34	512,295

				3,622,884

Connecticut - 1.7%
300,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	308,559
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	507,385
425,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	434,936
500,000	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	500,370
500,000	Harbor Point Infrastructure Improvement District Special Obligation Rev. Tax Allocation	7.00	4/1/22	552,895
300,000	Mashantucket Western Pequot Tribe Sub. Special Rev. 2, [4,5]	5.75	9/1/18	111,030

				2,415,175

Delaware - 0.2%
410,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	298,697

Florida - 5.9%
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	441,910

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	13

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011
Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,000,000	Capital Trust Agy. Rev. (American Opportunity Proj.) 2, [5]	5.88	6/1/38	250,000
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	4.75	6/1/13	83,750
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	433,737
400,000	Connerton West Community Dev. District Cap. Improvement Special Assessment Rev. (Pasco Co.) 2, [5]	5.13	5/1/16	160,560
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5]	5.75	5/1/13	36,080
235,000	FL Hsg. Finance Corp. (FHLMC Collateralized)	5.05	1/1/27	247,272
250,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	263,570
250,000	FL Mid-Bay Bridge Authority [6]	6.95	10/1/21	139,860
35,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev. 2, [5]	7.00	11/1/13	34,012
135,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	1
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	66,377
500,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health) [1]	5.00	11/15/31	507,035
400,000	Jacksonville Economic Dev. Commission Health Care Facs. Rev. Ref.	6.00	9/1/17	421,724
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/11	170,850
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lakewood Center)	7.40	5/1/30	507,135
1,000,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. (Lee Charter Foundation)	5.25	6/15/27	856,860
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	112,725
265,000	Miami-Dade Co. Special Obligation (NATL-RE Insured) [6]	5.44	10/1/33	65,421
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	5/1/13	2
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.96	5/1/15	112,151
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.85	5/1/18	116,251
140,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.40	5/1/38	83,639
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.80	5/1/38	131,782
265,000	Pinellas Co. Educational Facilities Auth. Rev.	6.13	9/15/21	264,891
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	711,353
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	463,595
340,000	St. Lucie West Services District Rev. (NATL-RE Insured)	6.00	10/1/22	344,665
600,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	600,312
650,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	471,348
650,000	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/12	286,650
50,000	West Villages Improvement District Special Assessment Rev. (Unit of Dev. No. 3) 2, [5]	5.50	5/1/37	22,340
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5]	5.25	5/1/13	179,100

				8,586,958

Georgia - 2.0%
250,000	Atlanta Water and Wastewater Rev. (NATL-RE Insured)	5.00	11/1/39	250,575
1,355,000	East Point Tax Allocation	8.00	2/1/26	1,365,501
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	321,789
750,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	3/15/31	805,290
250,000	Medical Center Hospital Auth. Rev. Ref. (Spring Harbor Green Island Proj.)	5.25	7/1/27	222,388

				2,965,543

Guam - 0.3%
450,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	375,822

Hawaii - 0.2%
350,000	HI State Dept. of Budget & Fin. Rev. (Kahala Nui Proj.)	8.00	11/15/33	365,127

Idaho - 0.3%
570,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	496,960

Illinois - 8.3%
5,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. (Section 8) (FHA Insured)	6.85	7/1/22	5,011
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	315,770
500,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	429,325

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

265,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	265,130
250,000	IL Fin. Auth. Rev.	6.00	10/1/24	258,740
500,000	IL Fin. Auth. Rev. (Chicago Charter School Foundation Proj.)	5.00	12/1/36	458,470
100,000	IL Fin. Auth. Rev. (Local Government PG-Metro. Proj.)	5.00	12/1/24	100,626
250,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	202,032
395,000	IL Fin. Auth. Rev. (TEMPS-50-The Admiral at the Lake Proj.)	6.00	5/15/17	393,479
250,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	248,978
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	568,730
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4], 5	6.13	10/1/27	99,715
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	99,020
160,000	IL Health Facs. Auth. Rev. (Ingalls Health System Proj.) (NATL-RE Insured)	6.25	5/15/14	159,128
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	275,150
115,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	81,122
1,925,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	1,355,643
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	375,870
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	258,872
2,000,000	Malta Tax Allocation Rev.	5.75	12/30/25	1,312,980
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	245,727
310,000	Northern Illinios University Rev. (Auxiliary Facs.) (AGM Insured)	5.50	4/1/26	333,517
500,000	Railsplitter Tobacco Settlement Auth. Rev.	6.25	6/1/24	526,765
2,475,000	Southwestern IL Dev. Auth. Rev. (Anderson Hospital Proj.)	5.63	8/15/29	2,474,752
440,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	330,880
635,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	623,100
280,000	St. Clair Co. Township High School District No. 203 O’Fallon G.O. (AMBAC Insured)	5.75	12/1/26	302,408

				12,100,940

Indiana - 2.3%
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	318,393
370,000	East Chicago Redev. Commission Tax Allocation (Harborside Redev. Proj.)	5.50	1/15/16	364,561
100,000	Elkhart Co. Hospital Auth. Rev. (Elkhart General Hospital Proj.) (AMBAC-TCRS Insured)	5.25	8/15/28	100,006
400,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	412,212
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	254,330
3,000,000	IN Finance Auth. Rev. (BHI Senior Living)	5.50	11/15/26	306,990
250,000	IN Finance Auth. Rev. (Drexel Foundation Educational Facs. Proj.)	6.00	10/1/21	252,688
295,000	IN Finance Auth. Rev. (Parkview Health System)	5.75	5/1/31	312,054
350,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital Proj.)	5.25	2/15/30	352,832
360,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Foundation Northwest IN)	6.38	8/1/21	364,208
305,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.)	6.00	1/1/23	305,430
368,354	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	63,250

				3,406,954

Iowa - 1.7%
500,000	Cedar Falls Community School District Rev.	5.13	6/1/25	533,405
410,000	IA Finance Auth. Sr. Hsg. Rev. Ref. (Walnut Ridge Proj.)	5.00	12/1/14	355,068
500,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.00	11/15/21	389,860
500,000	IA Student Loan Liquidity Corp. Rev.	5.25	12/1/24	499,835
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	257,848
225,000	Mason City Community School District Rev.	5.00	7/1/29	229,473
250,000	Waterloo Community School District Rev.	5.00	7/1/29	255,950

				2,521,439

Kentucky - 0.2%
350,000	Kentucky Economic Development Fin. Auth. Rev.	6.63	10/1/28	350,060

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	15

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011
Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Louisiana - 3.1%
248,473	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	258,057
1,010,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	1,046,774
185,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	199,817
1,545,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	5.70	12/1/38	1,631,118
400,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Securities Program)	4.60	6/1/29	409,232
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	263,465
750,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.89	2/15/36	542,962
111,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	114,289

				4,465,714

Maine - 0.6%
355,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	382,786
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	543,155

				925,941

Maryland - 1.1%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	245,801
575,000	MD Health & Higher Educational Facs. Auth. Rev. (Adventist Healthcare)	6.25	1/1/31	595,625
515,000	MD Health & Higher Educational Facs. Auth. Rev. (Patterson Park School)	5.75	7/1/30	500,003
500,000	Montgomery County Housing Opportunites Commission Single Family Mtg. Rev. [6]	5.62	7/1/28	196,725

				1,538,154

Massachusetts - 1.7%
350,000	MA Dev. Fin. Agy. Rev. (Foxborough Regional Charter School)	6.38	7/1/30	366,926
80,000	MA Development Finance Agency Facs. Rev.	6.25	6/1/14	79,943
460,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	493,166
240,000	MA Education Finance Auth. Education Rev.	5.25	1/1/28	252,955
250,000	MA Health & Educational Facilities Auth. Rev.	6.00	7/1/22	253,445
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	250,755
500,000	MA Housing Finance Agy. Rev.	5.40	12/1/37	519,515
250,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	260,202

				2,476,907

Michigan - 2.1%
345,000	Advanced Technology Academy Rev.	6.00	11/1/28	310,900
500,000	Detroit City School Dist. G.O. (School Building & Site Improvement) (FGIC-Q SBLF Insured)	5.00	5/1/28	503,615
250,000	MI Finance Auth. Ltd. Obligation Rev. (Public School Academy-University Learning Proj.)	6.25	11/1/20	249,298
250,000	MI Hospital Finance Auth. Rev. (Mid-Michigan Obligation Group Proj.)	6.13	6/1/34	265,100
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	445,655
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Richfield Public School Proj.)	5.00	9/1/22	444,130
560,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	569,968
345,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	282,866

				3,071,532

Minnesota - 2.2%
2,027,853	Intermediate School District 287 Lease Rev.	5.30	11/1/32	2,056,142
500,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	494,800
575,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	590,358

				3,141,300

Mississippi - 0.5%
300,000	MS Development Bank Rev. (Magnolia Reg. Health Center Proj.)	6.50	10/1/31	313,455

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011
Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

170,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	182,352
255,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	276,833

				772,640

Missouri - 2.5%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	436,440
480,000	Community Memorial Hospital District Rev.	6.68	12/1/34	512,270
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	241,002
500,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	509,165
500,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev. (Aberdeen Heights)	7.00	11/15/15	501,730
750,000	Lakeside 370 Levee District Improvement Special Tax	7.00	4/1/28	716,190
250,000	MO Health & Educational Facs. Auth. (Senior Living Facs.-Lutheran Senior)	5.38	2/1/35	235,570
500,000	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.)	6.00	9/1/24	459,215

				3,611,582

Montana - 0.8%
175,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	181,701
250,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.85	6/1/28	260,160
745,970	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	778,248

				1,220,109

Nebraska - 0.6%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5]	5.13	7/1/12	331,678
500,000	NE Investment Fin. Auth. Single Family Hsg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.90	9/1/36	547,860

				879,538

Nevada - 2.5%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	252,440
415,000	Clark Co. Improvement Special Assessment (Summerlin Proj.)	4.85	2/1/17	397,387
600,000	Las Vegas Paiute Tribe Rev. (ACA Insured)	6.63	11/1/17	477,780
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	870,720
450,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	461,444
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	498,290
460,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	467,167
250,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.50	6/15/20	229,430

				3,654,658

New Hampshire - 0.9%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	853,163
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hosipital)	6.00	1/1/34	420,532

				1,273,695

New Jersey - 1.6%
750,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	6/1/27	773,183
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	258,910
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	4.75	12/1/29	253,052
965,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	985,294

				2,270,439

New Mexico - 1.3%
460,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	470,414
450,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	471,514
930,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	968,781

				1,910,709

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	17

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

New York - 0.8%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	257,062
250,000	Chautauqua County Capital Resource Corp. Rev. (Women’s Christian Assn. Proj.)	6.75	11/15/16	260,265
650,000	Ulster Co. Industrial Dev. Agy. Civic Facs. Rev.	5.25	9/15/16	588,562

				1,105,889

North Dakota - 0.3%
430,000	North Dakota Hsg. Fin. Agy. Rev. (GO of Agency Insured)	4.75	7/1/30	443,962

Ohio -1.9%
425,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	324,538
250,000	Butler Co. Hospital Facs. Rev. (Kettering Health Network)	6.38	4/1/36	268,702
730,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	658,336
719,900	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	763,879
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	626,620
145,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	152,601

				2,794,676

Oklahoma - 0.6%
500,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	475,630
400,000	Fort Sill Apache Tribe Economic Dev. Auth.	8.50	8/25/26	399,944

				875,574

Oregon - 0.7%
165,000	OR G.O. (Veterans Welfare Proj.)	5.25	10/1/42	165,155
595,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	541,325
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	273,528

				980,008

Pennsylvania - 3.9%
245,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	234,242
490,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	0.87	10/1/34	295,999
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	266,212
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	255,150
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	0.94	5/1/37	397,524
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.21	8/15/42	148,747
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	578,415
500,000	PA Housing Finance Agy. Single Family Mtg. Rev.	4.85	10/1/37	500,755
300,000	PA Hsg. Finance Agy. Rev.	5.00	10/1/25	315,312
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	505,465
500,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/28	511,020
240,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	241,908
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	399,920
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.73	12/1/38	383,140
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	419,730
160,000	Philadelphia Hospital & Higher Education Facs. Auth. Hospital Rev. (Temple Univ. Hospital)	6.63	11/15/23	160,002

				5,613,541

Puerto Rico - 1.1%
500,000	Puerto Rico Electric Power Auth. Rev. Ref. [1]	0.85	7/1/25	380,690
500,000	Puerto Rico Highways & Transportation Auth. Rev. Ref. (AMBAC Insured) [1]	0.70	7/1/45	378,125
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	265,282
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	326,556
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.10	8/1/57	267,225

				1,617,878

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Rhode Island - 0.5%
145,000	RI Hsg. & Mtg. Finance Corp. Rev. (Home Ownership Opportunity Proj.)	5.63	10/1/38	145,022
500,000	RI Student Loan Auth. Sr. Rev.	5.75	12/1/27	529,325

				674,347

South Carolina - 0.4%
425,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	447,818
250,000	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) 1, [2,5]	5.15	11/15/42	99,602

				547,420

Tennessee - 1.1%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	287,620
240,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. (GNMA Collateralized)	6.63	3/20/36	247,582
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	212,269
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	783,720
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
1,000,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5]	6.40	9/1/25	48,440
405,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5]	7.50	9/1/25	4

				1,579,651

Texas - 7.5%
1,000,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	997,930
85,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dublin Kingswood & Waterford Apts.)	7.50	12/1/14	79,200
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	215,188
540,000	Bexar Co. Hsg. Fin. Corp. Rev. (Honey Creek Apartments Proj.) 2, [5]	8.00	4/1/30	237,649
440,000	Bexar Co. Hsg. Fin. Corp. Rev. (Waterford Proj.)	6.50	12/1/21	395,441
1,883,000	Dallas Hsg. Finance Corp. Multifamily Mtg. Rev. (Towne Center Apts.) (GNMA Collateralized)	6.75	10/20/32	1,923,315
179,090	El Paso Hsg. Finance Corp. Single Family Mtg. Rev. (GNMA Collateralized)	6.18	4/1/33	187,670
1,327,160	Galveston Co. Municipal Utility District No. 52	6.16	3/1/12	1,062,392
500,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	525,455
240,000	Houston Hotel Occupancy Rev. Ref.	5.25	9/1/29	247,289
410,000	La Vernia Higher Education Finance Corp. Rev. (Friends Life Proj.)	6.00	2/15/18	408,253
260,000	Rio Grande Valley Health Facs. Dev. Corp. Hospital Rev. (Valley Baptist) (NATL-RE Insured)	6.40	8/1/12	260,406
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (C.C. Young Memorial Home Proj.)	6.50	2/15/14	497,250
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	254,782
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Sr. Living Center Proj.)	6.50	11/15/14	499,965
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	255,360
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.68	12/15/26	349,860
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.10	9/15/27	226,923
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	840,810
250,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Cosmos Foundation, Inc.)	6.00	2/15/30	256,258
500,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Idea Public School) (ACA Insured)	5.00	8/15/30	449,145
800,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Kipp, Inc. Proj.) (ACA Insured)	5.00	2/15/28	760,448

				10,930,989

Utah - 1.5%
250,000	Provo Charter School Rev. (Freedom Academy Foundation)	5.50	6/15/37	193,345
857,000	UT Assoc. Municipal Power System Rev.	5.00	5/1/27	793,873
300,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	316,935
500,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	506,080
300,000	UT Infrastructure Agy. Rev. (AGM Insured)	5.50	10/15/30	323,514

				2,133,747

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	19

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Virginia - 1.8%
500,000	Farms New Kent Community Dev. Auth. Special Assessment	5.13	3/1/36	300,010
1,500,000	VA Hsg. Dev. Auth. Commonwealth Mtg. Rev. (NATL-RE GO of Authority Insured)	5.38	7/1/36	1,500,210
250,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	6.25	7/1/31	265,788
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	512,155

				2,578,163

Washington - 1.1%
665,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	630,467
500,000	WA Health Care Facs. Auth. Rev. (Swedish Health Services Proj.)	6.50	11/15/27	530,090
230,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.10	1/1/13	216,179
300,000	WA Hsg. Finance Commission Single Family Mtg. Rev.	4.60	10/1/33	301,101

				1,677,837

Wisconsin - 2.4%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	293,318
960,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	5.60	2/15/29	960,307
250,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	255,795
495,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.) (ACA-CBI Insured)	5.63	2/15/29	495,223
300,000	WI Health & Education Facs. Auth. Rev. (Aurora Medical Group Proj.) (AGM Insured)	5.75	11/15/25	300,438
500,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	503,505
50,000	WI Health & Education Facs. Auth. Rev. (Sinai Samaritan Medical Center) (NATL-RE Insured)	5.88	8/15/26	50,014
200,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/23	207,972
250,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/32	255,548
200,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	7.00	6/1/20	200,746

				3,522,866

Total Municipal Bonds (cost: $153,124,144)				131,294,482

Closed-End Mutual Funds - 7.2%
20,800	AllianceBernstein National Municipal Income Fund, Inc. (AFB)			295,360
45,400	BlackRock Long-Term Municipal Advantage Trust (BTA)			504,848
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)			472,186
54,500	BlackRock MuniYield Florida Fund (MYF)			768,995
66,500	BlackRock MuniYield Insured Fund (MYI)			879,130
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)			340,095
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			303,600
208,600	DWS Municipal Income Trust (KTF)			2,659,650
12,390	Eaton Vance National Municipal Income Trust (FEV)			150,910
31,200	Invesco PA Value Muni Income Trust (VPV)			424,632
7,900	Invesco Quality Muni (IQT)			104,122
36,800	Invesco Van Kampen Advantage Muni Income Trust (VKI)			447,120
25,889	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)			372,542
25,923	Managed Duration Investment Grade (MZF)			368,366
5,000	Nuveen Michigan Premium Income Municipal Fund (NMP)			68,950
21,500	Nuveen Premier Municipal Income Fund (NPF)			301,000
81,332	Nuveen Premium Income Fund (NPM)			1,173,621
77,011	Putnam Municipal Opportunities Trust (PMO)			901,799

Total Closed-End Mutual Funds (cost: $9,824,669)				10,536,926

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Tax-Free Income Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 2.4%
3,406,102	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities (cost: $3,406,102)		3,406,102

Total Investments in Securities - 99.8% (cost: $166,354,915)		145,237,510
Other Assets and Liabilities, net - 0.2%		362,161

Total Net Assets - 100.0%		$145,599,671

[1]	Variable rate security. Rate disclosed is as of September 30, 2011.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2011 was $4,602,162 and represented 3.2% of net assets.
[4]

144A Restricted Security. The total value of such securities as of September 30, 2011 was $2,573,848 and represented 1.8% of net assets. These securities been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2011 was $4,602,162 and represented 3.2% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[9]

Municipal Lease Security. The total value of such securities as of September 30, 2011 was $1,247,473 and represented 0.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of September 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Short-Term Securities	3,406,102	—	—	3,406,102
Closed-End Mutual Funds	10,536,926	—	—	10,536,926
Municipal Bonds	—	131,294,482	—	131,294,482

Total:	13,943,028	131,294,482	—	145,237,510

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	21

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +7.96% for the six-month period ended September 30, 2011, compared with a total return of +4.76% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2011, the Fund’s 30-day SEC yield was 4.35% and its 12-month distribution rate was 4.46%.

Tax-exempt municipal bond yields declined during the six-month period, resulting in solid returns for all sectors in which the fund invests, with all of these sectors earning higher returns than the Index. Among the sectors representing more than 5% of total Fund investments, the highest returns were earned by the Other Revenue and Education sectors. The most important factor helping returns was the Fund’s longer duration investments. Almost 80% of the Fund’s investments have durations of over five years, and the returns on those investments exceeded the returns of the shorter duration holdings by more than 4%. Yield differentials between lower-rated and higher-rated bonds also narrowed during the six month period, and bonds rated AA through BB earned returns that were more than 2% higher than the Fund’s AAA rated holdings.

The Fund remains positioned longer than the Barclays 5-Year Municipal Bond Index in terms of duration, with significant weightings in intermediate and longer-term bonds. Although the municipal yield curve did flatten during the period, it remains steep on a historical basis. We also believe that credit spreads for A rated bonds and below remain attractive when expressed as a percentage of comparable maturity U.S. Treasury bonds, especially for intermediate and longer duration bonds. Despite the difficult budget negotiations at the state level in 2011, state and local credits in Minnesota are generally financially sound. Our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

We believe the Federal Reserve will keep short-term interest rates low at least though 2012, as unemployment is expected to remain at historically high levels. In this environment, we expect the municipal bond market to provide attractive returns with continued narrowing of yield spreads and the strongest relative performance from longer duration bonds. Longer-maturity and lower-rated bonds with stable credit outlooks continue to offer attractive yields.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of September 30, 2011
	Sit Minnesota Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
Six Month	7.96%	4.76%	n/a
One Year	4.76	3.75	3.68%
Five Years	4.50	5.55	4.39
Ten Years	4.59	4.68	4.55
Since Inception (12/1/93)	5.02	5.03	4.78

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Hospital/Health Care	20.5%
Multifamily Mortgage	17.3%
Single Family Mortgage	15.4%
Education/Student Loan	12.1%
Other Revenue	10.4%
Utility	5.8%
Sectors less than 5.0%	15.7%
Cash & Other Net Assets	2.8%

Based on total net assets as of September 30, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/11:	$10.21 Per Share
Net Asset Value 3/31/11:	$9.67 Per Share
Total Net Assets:	$305.5 Million
30-day SEC Yield [3]:	4.35%
Tax Equivalent Yield [4]:	7.26%
12-month Distribution Rate [3]:	4.46%
Average Maturity:	16.1 Years
Effective Duration [5]:	5.3 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 35.0% and a Minnesota tax rate of 7.85%, for an effective combined tax rate of 40.1%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:
AAA	0.0%
AA	2.7
A	3.3
BBB	13.8
BB	13.1
<BB	0.5
Total	33.4%

SEPTEMBER 30, 2011	23

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2011
Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 96.4%
Education/Student Loan - 12.1%
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,168,151
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Public Schools Academy)	5.00	11/1/21	2,387,325
6,793,308	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,888,075
665,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	490,298
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	626,902
910,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/14	938,219
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	611,220
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	162,216
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	978,450
1,973,337	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	2,008,462
1,789,936	MN Higher Education Fac. Auth. Rev. (College of St. Catherine)	4.75	4/26/27	1,766,756
500,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	5.00	10/1/29	510,905
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	818,340
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,066,600
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	815,910
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,417,696
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	1,938,204
250,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.13	12/1/40	253,732
500,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.25	12/1/35	514,345
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,362,925
194,083	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	196,636
2,500,000	MN Office of Higher Education Rev. (Suppl. Student Loan Prog.)	5.00	11/1/29	2,630,375
728,401	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	574,883
340,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	344,070
300,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	276,171
320,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	325,597
1,650,000	Ramsey Lease Rev. (Pact Charter School Proj.)	6.50	12/1/22	1,647,212
685,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/12	692,843
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/14	605,274
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,491,870
605,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	595,078
255,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (New Spirit Charter School Proj.)	6.50	12/1/12	260,903
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Academy & Summit School)	5.00	10/1/24	538,605

				36,904,248

General Obligation - 2.5%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,103,450
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,622,714
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	703,190
500,000	Northern Mariana Islands Commonwealth G.O. [11]	5.00	10/1/22	417,580
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.75	7/1/36	1,030,760
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	1,072,360
1,500,000	Puerto Rico Public Improvement G.O. [11]	6.50	7/1/40	1,639,140
100,000	St. Paul Street Improvement Special Assessment G.O.	5.30	3/1/12	100,409

				7,689,603

Hospital/Health Care - 20.5%
1,500,000	Bemidji Health Care Facs. Rev. (North Country Health Services Proj.) (Radian Insured)	5.00	9/1/24	1,505,595
290,000	Bemidji Health Care Facs. Rev. (North Country Health Services Proj.) (Radian Insured)	5.00	9/1/31	275,599
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,106,949

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	395,584
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	379,162
1,000,000	Cuyuna Range Hosp. Dist. Health Facs. Rev.	5.20	6/1/25	983,610
400,000	Detroit Lakes Hsg. & Health Facs. Rev. Ref. (CDL Homes Proj.)	2.14	8/1/34	400,308
1,500,000	Detroit Lakes Hsg. Rev. Ref. (Mankato Lutheran Proj.)	2.39	8/1/34	1,437,390
1,500,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,561,395
70,000	Duluth Economic Dev. Auth. Health Care Fac. Rev. (St. Luke’s Hospital Proj.)	6.00	6/15/12	70,233
904,629	Duluth Hsg. & Redev. Auth. Sr. Hsg. (Lakeshore Proj.)	4.00	8/20/34	889,386
741,909	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.) [1]	4.50	12/20/35	729,883
310,000	Elk River Rev. (Care Choice Member Proj.)	5.60	8/1/13	309,919
1,925,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	5.00	4/1/25	1,929,774
125,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.30	11/1/11	124,796
135,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.40	11/1/12	134,361
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.25	9/15/18	970,572
705,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.30	9/15/28	660,028
140,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes Care)	5.00	10/1/11	140,004
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	756,616
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,212,312
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,518,735
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	613,716
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	253,549
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	267,991
1,470,000	Minneapolis Health Care Fac. Rev. (Jones-Harrison Residence Proj.)	5.40	10/1/25	1,377,184
300,000	Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.) (AMBAC Insured)	5.00	11/15/30	303,324
1,000,000	Minneapolis Hsg. & Health Care Facs. Rev. Ref. (Providence Proj.)	5.50	10/1/14	1,013,780
200,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.50	6/1/27	179,960
500,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.75	1/1/19	499,510
530,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.80	1/1/24	513,342
180,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	168,883
1,330,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	6.63	8/1/25	1,345,228
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,026
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,186
150,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.60	3/1/12	149,824
920,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	837,936
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,129,010
500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.13	7/1/20	530,730
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,539,570
1,020,000	Sartell Health Care & Hsg. Facs. Rev. (Foundation for Healthcare Proj.)	6.63	9/1/29	1,019,888
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,019,040
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,026,220
125,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.10	9/1/25	126,334
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,482,298
4,000,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,105,880
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,050,540
160,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Hospital Proj.)	5.00	2/1/15	167,133
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	361,200
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/21	514,000
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/26	1,010,670
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,097,730
70,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Model Cities Health Center)	6.50	11/1/11	69,990
1,365,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.20	5/15/13	1,368,140
2,120,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,122,904

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	25

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

2,448,783	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,282,389
50,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	50,002
1,210,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (Franciscan Health Community)	7.00	7/1/21	1,210,448
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,528,125
920,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/35	893,826
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	529,279
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,286,038

				62,678,034

Industrial/Pollution Control - 1.9%
2,250,000	Moorhead Rev. (Amer. Crystal Sugar Co. Recovery Zone Fac.)	5.65	6/1/27	2,342,070
505,000	Owatonna Industrial Dev. Rev. (Slidell, Inc. Proj.) 2, [5,8]	8.48	5/1/17	101,000
2,195,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	2,273,032
980,000	White Earth Band of Chippewa Indians Rev. (ACA Insured)	7.00	12/1/11	984,851

				5,700,953

Insured - 4.1%
500,000	Minneapolis & St. Paul Hsg. & Redev. Rev. (Children’s Hospital) (AGM Insured)	5.00	8/15/34	517,360
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,098,058
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,832,058
1,000,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,132,410
350,000	Plymouth Health Facs. Rev. (West Health Proj.) (AGM Insured)	6.13	6/1/24	350,609
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	1,000,020
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	1,087,630
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	2.19	7/1/20	907,560
1,000,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,056,850
2,010,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,430,251

				12,412,806

Multifamily Mortgage - 17.3%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	799,114
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	256,855
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	307,824
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	387,079
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	396,777
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,026,300
1,000,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	1,017,450
305,000	Chaska Multifamily Hsg. Rev. (West Suburban Hsg. Partners Proj.) [8]	5.38	9/1/14	301,547
500,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	445,965
250,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	230,905
700,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	700,196
545,000	Coon Rapids Senior Hsg. Rev. Ref. (Epiphany Sr. Citizens Hsg. Corp. Proj.)	5.80	11/1/15	536,242
2,565,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,250,711
470,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.00	8/20/21	494,228
675,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.15	8/20/31	709,391
1,635,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.20	2/20/43	1,718,222
50,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.00	10/1/11	49,998
155,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.10	10/1/12	153,514
165,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	161,481
300,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	5.75	10/1/17	291,783
290,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	6.00	10/1/21	276,184
140,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.63	10/1/11	140,001
295,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.88	10/1/14	295,472

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

695,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/25	689,141
2,000,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/29	1,922,140
1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,576,900
245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	230,143
1,295,000	Lake Crystal Hsg. Rev. (Ecumen-Second Century Proj.)	5.63	9/1/28	1,312,314
1,400,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,309,616
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,670,050
4,000,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	3,958,400
695,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	665,859
295,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) [8]	5.95	5/1/30	295,484
280,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.10	7/20/13	280,563
975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	975,956
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,729,700
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	85,357
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	261,140
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,640,128
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,750,885
1,260,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,297,813
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.25	10/1/13	501,880
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,582,841
650,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.75	10/1/22	656,890
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,000,000
90,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.35	8/1/15	90,836
200,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.63	8/1/20	198,270
550,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.75	8/1/25	528,165
250,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	6.00	8/1/31	239,640
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	951,220
160,000	Oakdale Multifamily Sr. Hsg. Rev. Ref. (Oak Meadows Proj.)	5.00	4/1/12	160,275
500,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	486,770
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	430,194
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	455,496
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	475,570
250,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.) (Gty. Agmt. Samaritan Bethany)	7.38	12/1/41	256,818
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	243,365
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	278,438
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	177,539
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	152,064
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	152,078
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,112,260
130,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. (Sun Cliffe Apts. Proj.) (GNMA Collat. FHA Insd.)	5.88	7/1/15	130,410
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. Ref. (Series Center Proj.)	5.20	11/1/22	920,170
400,000	St. Paul Hsg. & Redev. Auth. Rev. (Rossy & Richard Schaller Proj.)	5.15	10/1/42	327,904
525,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	513,912
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	115,172
490,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Briar Pond Apartments Proj.) (GNMA Collat.)	5.50	2/20/14	490,480
695,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Woodland Park Apartments Proj.) (CNTY Gty.)	4.70	10/1/26	698,767
560,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Copperleaf)	8.00	3/15/41	550,026
250,000	Woodbury Economic Dev. Auth. Sr. Hsg. Rev. (Summerhouse)	5.75	6/1/41	228,810

				52,705,088

Municipal Lease [9] - 2.8%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	505,910

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	27

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	506,650
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	507,885
1,573,542	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,570,520
37,000	Hennepin Co. Hsg. & Redev. Auth. Rev.	5.70	8/1/13	37,131
219,537	Intermediate School District 287 Lease Rev.	4.78	3/15/13	221,061
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,098,120
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,303,888
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	404,772
245,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	246,619
1,278,119	Winona School District 861 Lease Purchase	6.04	8/1/24	1,278,988

				8,681,544

Other Revenue Bonds - 10.4%
1,030,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	1,049,652
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	441,956
682,487	Crystal Governmental Fac. Rev.	5.10	12/15/26	699,761
1,000,000	Guam Govt. Hotel Occupancy Tax Rev. [11]	6.00	11/1/26	1,075,370
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	233,473
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	476,121
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,439,505
400,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.00	2/1/16	404,364
245,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	245,906
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	228,682
315,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.50	2/1/13	315,794
125,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.80	2/1/13	125,874
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,074,270
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,223,900
1,185,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,161,276
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) 6, [11]	8.40	7/1/28	100,674
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	498,340
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	462,555
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,006,240
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	527,005
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	519,035
1,195,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,050,919
1,047,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	1,018,626
480,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	5.00	3/1/15	489,782
785,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	792,536
1,064,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	997,085
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	911,884
2,967,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.80	3/1/29	2,931,040
1,832,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.90	3/1/29	1,828,171
805,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/21	827,661
2,525,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	2,310,274
2,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Fndtn.-3)	5.00	12/1/36	2,071,280
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	759,816
300,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	5.00	6/1/30	301,317
1,000,000	Virgin Islands Public Finance Auth. Rev. (Diago Proj.) [11]	6.63	10/1/29	1,069,170

				31,669,314

Public Facilities - 0.5%
50,000	MN Agricultural Society State Fair Rev.	5.00	9/15/20	51,426

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

255,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.00	2/1/16	255,362
125,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.10	2/1/18	125,132
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,102,810

				1,534,730

Sales Tax Revenue - 0.8%
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.00	8/1/39	544,260
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	1,095,705
1,000,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.75	8/1/32	888,480

				2,528,445

Single Family Mortgage - 15.4%
1,000,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	1,006,690
1,500,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,533,870
1,231,513	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	1,310,527
247,841	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	262,946
1,650,348	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	1,767,423
1,000,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	1,027,400
235,176	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	235,727
230,230	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	238,247
617,145	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	660,685
2,514,431	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	2,687,927
1,112,393	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	1,163,018
550,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	567,545
5,800,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	5,815,138
3,125,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	3,208,469
200,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	5.10	7/1/38	200,532
5,885,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	6,042,188
750,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	786,540
1,420,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	1,491,128
1,915,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,969,769
350,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	352,366
310,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	323,714
75,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.45	1/1/17	75,725
30,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.70	1/1/17	30,299
285,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.85	7/1/19	285,388
1,185,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	1,243,681
1,525,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	6.00	7/1/22	1,547,052
975,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	973,859
1,950,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,966,282
605,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.00	1/1/20	605,768
815,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	849,271
1,825,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,854,346
1,830,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,857,962
1,210,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	1,250,571
140,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.60	7/1/13	140,491
1,280,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	1,329,728
170,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.90	7/1/25	170,201
15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.90	7/1/29	15,064

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	29

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	6.00	1/1/16	15,043
300,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (NATL-RE Insured)	5.35	7/1/17	312,573

				47,175,153

Transportation - 2.3%
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,716,550
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,554,285
1,000,000	Puerto Rico Highways & Transportation Auth. Rev. Ref. (AMBAC Insured) 1, [11]	0.70	7/1/45	756,250

				7,027,085

Utility - 5.8%
1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,064,450
2,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	2,183,140
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,054,090
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,513,770
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,118,120
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	752,857
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,058,050
500,000	North Branch Electric System Rev.	5.75	8/1/28	531,545
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. 1, [11]	0.85	7/1/25	951,725
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,166,380
3,450,000	Southern MN Power Agy. Power Supply System Rev. (NATL-RE Insured) [1]	1.72	1/1/13	3,407,358
175,000	Southern MN Power Agy. Power Supply System Rev. (NATL-RE Insured) [6]	5.01	1/1/26	92,936
780,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	781,412

				17,675,833

Total Municipal Bonds (cost: $289,938,451)				294,382,836

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2011 Sit Minnesota Tax-Free Income Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)

Closed-End Mutual Funds - 0.8%
37,696	First American Minnesota Municipal Income Fund II (MXN)	568,833
112,998	MN Municipal Income Portfolio (MXA)	1,792,148

Total Closed-End Mutual Funds (cost: $2,006,620)		2,360,981

Short-Term Securities - 2.2%
6,853,973	Wells Fargo Advantage Minnesota Money Market Fund, 0.01%

Total Short-Term Securities (cost: $6,853,973)		6,853,973

Total Investments in Securities - 99.4% (cost: $298,799,044)		303,597,790
Other Assets and Liabilities, net - 0.6%		1,857,243

Total Net Assets - 100.0%		$305,455,033

[1]	Variable rate security. Rate disclosed is as of September 30, 2011.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2011 was $101,000 and represented 0.03% of net assets.
[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2011 was $101,000 and represented 0.03% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2011, 11.9% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2011 was $8,681,544 and represented 2.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of September 30, 2011 was $14,418,096 and represented 4.7% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of September 30, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Short-Term Securities	6,853,973	—	—	6,853,973
Closed-End Mutual Funds	2,360,981	—	—	2,360,981
Municipal Bonds	—	294,382,836	—	294,382,836

Total:	9,214,954	294,382,836	—	303,597,790

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	31

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2011

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$1,346,934,618	$166,354,915	$298,799,044

Investments in securities, at fair value - see accompanying schedule for detail	$1,382,487,611	$145,237,510	$303,597,790
Cash in bank on demand deposit	28,196,587	—	—
Restricted cash	15,000,000	—	—
Accrued interest and dividends receivable.	7,020,095	1,940,756	4,344,684
Receivable for principal paydowns	379,458	—	—
Other receivables	—	26,750	24,000
Receivable for Fund shares sold	18,752,688	71,308	427,796

Total assets	1,451,836,439	147,276,324	308,394,270

LIABILITIES
Disbursements in excess of cash balances	—	65,678	1,893,564
Payable for investment securities purchased	15,015,200	1,206,961	—
Payable for Fund shares redeemed.	11,490,597	187,288	636,068
Cash portion of dividends payable to shareholders	117,670	120,980	209,657
Accrued investment management fees.	904,423	95,746	199,948
Outstanding options written, at fair value (premiums received $487,295)	170,312	—	—

Total liabilities	27,698,202	1,676,653	2,939,237

Net assets applicable to outstanding capital stock	$1,424,138,237	$145,599,671	$305,455,033

Net assets consist of:
Capital (par value and paid-in surplus)	$1,392,317,692	$194,875,834	$309,036,518
Undistributed (distributions in excess of) net investment income	(15,190)	—	—
Accumulated net realized gain (loss) from security transactions and written options	(4,034,241)	(28,158,758)	(8,380,231)
Unrealized appreciation (depreciation) on investments and written options.	35,869,976	(21,117,405)	4,798,746

	$1,424,138,237	$145,599,671	$305,455,033

Outstanding shares	125,538,838	16,201,201	29,929,344

Net asset value per share of outstanding capital stock.	$11.34	$8.99	$10.21

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2011

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	$346,587	$62,726
Interest	$22,321,479	3,634,819	7,860,327

Total income.	22,321,479	3,981,406	7,923,053

Expenses (note 4):
Investment management fee	4,784,333	578,955	1,200,712

Total expenses	4,784,333	578,955	1,200,712

Net investment income	17,537,146	3,402,451	6,722,341

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(666,319)	(2,064,833)	(217,278)
Net realized gain (loss) on written options	(2,482,818)	—	—

Net change in unrealized appreciation (depreciation) on investments	8,003,849	9,692,117	16,067,253
Net change in unrealized appreciation (depreciation) on written options	121,500	—	—

Net gain (loss)	4,976,212	7,627,284	15,849,975

Net increase (decrease) in net assets resulting from operations	$22,513,358	$11,029,735	$22,572,316

See accompanying notes to financial statements.

SEPTEMBER 30, 2011	33

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
Operations:
Net investment income.	$17,537,146	$26,983,552
Net realized gain (loss) on investments and written options	(3,149,137)	985,223
Net change in unrealized appreciation (depreciation) of investments and written options	8,125,349	12,593,764

Net increase (decrease) in net assets resulting from operations	22,513,358	40,562,539

Distributions from:
Net investment income.	(17,552,336)	(26,943,488)
Net realized gains on investments	—	(327,896)

Total distributions	(17,552,336)	(27,271,384)

Capital share transactions:
Proceeds from shares sold	770,077,408	777,577,419
Reinvested distributions	16,625,372	27,608,283
Payments for shares redeemed	(424,679,387)	(530,043,200)

Increase (decrease) in net assets from capital transactions	362,023,393	275,142,502

Total increase (decrease) in net assets	366,984,415	288,433,657
Net assets:
Beginning of period	1,057,153,822	768,720,165

End of period *	$1,424,138,237	$1,057,153,822

Capital transactions in shares:
Sold	67,792,355	69,266,689
Reinvested distributions	1,463,945	2,451,775
Redeemed.	(37,380,981)	(47,134,441)

Net increase (decrease)	31,875,319	24,584,023

* Includes undistributed (distributions in excess of) net investment income	($15,190)	$—

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
$3,402,451	$7,083,545	$6,722,341	$12,842,277
(2,064,833)	(2,343,339)	(217,278)	687,582

9,692,117	(4,402,244)	16,067,253	(7,031,522)

11,029,735	337,962	22,572,316	6,498,337

(3,391,004)	(7,083,545)	(6,658,219)	(12,842,277)
—	—	—	—

(3,391,004)	(7,083,545)	(6,658,219)	(12,842,277)

10,272,145	21,999,747	39,739,941	76,051,309
2,624,434	5,952,935	5,215,207	10,917,966
(15,306,686)	(34,330,959)	(44,519,433)	(82,326,152)

(2,410,107)	(6,378,277)	435,715	4,643,123

5,228,624	(13,123,860)	16,349,812	(1,700,817)

140,371,047	153,494,907	289,105,221	290,806,038

$145,599,671	$140,371,047	$305,455,033	$289,105,221

1,180,266	2,463,769	3,982,527	7,686,681
298,817	672,009	521,847	1,100,769
(1,746,863)	(3,915,103)	(4,458,411)	(8,338,982)

(267,780)	(779,325)	45,963	448,468

$—	($11,447)	$—	($64,122)

SEPTEMBER 30, 2011	35

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. Sit U.S. Government Securities Fund

	Six Months Ended September 30, 2011	Years Ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007

Net Asset Value:
Beginning of period	$11.29	$11.13	$10.84	$10.92	$10.56	$10.45

Operations:
Net investment income [1]	0.17	0.32	0.44	0.52	0.50	0.48
Net realized and unrealized gains (losses) on investments and written options	0.05	0.16	0.29	(0.08)	0.36	0.11

Total from operations	0.22	0.48	0.73	0.44	0.86	0.59

Distributions from:
Net investment income	(0.17)	(0.32)	(0.44)	(0.52)	(0.50)	(0.48)
Net realized gains	—	( —)[2]	—	—	—	—

Total Distributions	(0.17)	(0.32)	(0.44)	(0.52)	(0.50)	(0.48)

Net Asset Value:
End of period	$11.34	$11.29	$11.13	$10.84	$10.92	$10.56

Total investment return [3]	1.94%	4.37%	6.88%	4.18%	8.37%	5.81%

Net assets at end of period (000’s omitted)	$1,424,138	$1,057,154	$768,720	$390,630	$254,677	$198,378

Ratios: [4]
Expenses (without waiver) [5]	0.80%	0.81%	0.82%	0.83%	0.85%	0.85%
Expenses (with waiver) [5]	0.80%	0.75%	0.80%	0.80%	0.80%	0.80%
Net investment income (with waiver)	2.93%	2.88%	3.85%	4.87%	4.66%	4.61%

Portfolio turnover rate (excluding short-term securities)	17.48%[6]	45.80%	66.89%	59.63%	67.42%	43.98%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

The ratio information is calculated based on average daily net assets (annualized). Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[5]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[6]	Not annualized.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. Sit Tax-Free Income Fund

	Six Months Ended September 30, 2011	Years Ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007

Net Asset Value:
Beginning of period	$8.52	$8.90	$7.93	$9.16	$9.72	$9.72

Operations:
Net investment income [1]	0.21	0.41	0.41	0.41	0.40	0.38
Net realized and unrealized gains (losses) on investments	0.47	(0.38)	0.97	(1.23)	(0.56)	—

Total from operations	0.68	0.03	1.38	(0.82)	(0.16)	0.38

Distributions from:
Net investment income	(0.21)	(0.41)	(0.41)	(0.41)	(0.40)	(0.38)

Net Asset Value:
End of period	$8.99	$8.52	$8.90	$7.93	$9.16	$9.72

Total investment return [2]	8.01%	0.26%	17.71%	(9.14% )	(1.72% )	4.00%

Net assets at end of period (000’s omitted)	$145,600	$140,371	$153,495	$138,781	$322,590	$377,549

Ratios: [3]
Expenses (without waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) [4]	0.80%	0.80%	0.80%	0.79%	0.77%	0.77%
Net investment income (without waiver)	4.70%	4.63%	4.79%	4.63%	4.18%	3.93%

Portfolio turnover rate (excluding short-term securities)	17.89%[5]	30.23%	27.30%	18.51%	42.93%	50.67%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets (annualized). Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

SEPTEMBER 30, 2011	37

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. Sit Minnesota Tax-Free Income Fund

	Six Months Ended September 30, 2011	Years Ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007

Net Asset Value:
Beginning of period	$9.67	$9.88	$8.97	$9.76	$10.21	$10.12

Operations:
Net investment income [1]	0.22	0.43	0.43	0.43	0.43	0.42
Net realized and unrealized gains (losses) on investments	0.54	(0.21)	0.91	(0.79)	(0.45)	0.09

Total from operations	0.76	0.22	1.34	(0.36)	(0.02)	0.51

Distributions from:
Net investment income	(0.22)	(0.43)	(0.43)	(0.43)	(0.43)	(0.42)

Net Asset Value:
End of period	$10.21	$9.67	$9.88	$8.97	$9.76	$10.21

Total investment return [2]	7.96%	2.22%	15.22%	(3.67%)	(0.25%)	5.17%

Net assets at end of period (000’s omitted)	$305,455	$289,105	$290,806	$244,123	$307,738	$288,922

Ratios: [3]
Expenses [4]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.48%	4.35%	4.52%	4.65%	4.25%	4.17%

Portfolio turnover rate (excluding short-term securities)	9.61%[5]	24.48%	11.46%	15.68%	37.48%	28.42%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]	The ratio information is calculated based on average daily net assets (annualized).
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2011	39

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended September 30, 2011

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers three of the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by the Adviser and may include dealer-supplied valuations. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put option and wrote call option contracts traded on a U.S. exchange. Risks of purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended September 30, 2011 (Continued)

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded. During the Six Months Ended ended September 30, 2011, the average cost for purchased options and premium received in the U.S. Government Securities Fund for written options were $731,412 and $398,423, respectively. The number of open option contracts outstanding as of September 30, 2011 and the amounts of realized gain (loss) and changes in unrealized appreciation (depreciation), as disclosed below, also serve as indicators of the volume of activity for the Fund throughout the year.

Balance Sheet – Values of derivatives as of September 30, 2011

U.S. Government Securities Fund

	Asset Derivatives Value [1]	Liability Derivatives Value [2]

Interest rate risk:
Purchased put options	$621,875	—
Written call options	—	$170,312

1Statement of Assets and Liabilities location: Investments in securities, at fair value.

2Statement of Assets and Liabilities location: Outstanding options written, at fair value.

The effect of derivative instruments on the statement of operations for the Six Months Ended ended September 30, 2011:

U.S. Government Securities Fund

	Amount of Realized Gain (Loss) on Derivatives [3]	Change in Unrealized Appreciation (Depreciation) on Derivatives [4]

Interest rate risk:
Purchased put options	($4,298,346)	($171,612)
Written call options	(2,482,818)	121,500

3Statement of Operations location: Net realized gain (loss) on investments and net realized gain (loss) on written options.

4Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on written options.

Transactions in written options for the Six Months Ended ended September 30, 2011 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2011	750	$300,953
Call options written	7,100	2,666,203
Call options expired	—	—
Call options closed	(5,900)	(2,479,861)

Outstanding, September 30, 2011	1,950	$487,295

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

SEPTEMBER 30, 2011	41

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended September 30, 2011 (Continued)

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

For the Six Months Ended ended September 30, 2011, there were no transfers between Levels 1, 2 and 3.

A summary of the levels for the Funds’ investments as of September 30, 2011 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of Sep-tember 30, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2008, 2009, and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended September 30, 2011 (Continued)

At September 30, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis

U.S. Government Securities	$39,729,443	($4,176,450)	$35,552,993	$1,346,934,618
Tax-Free Income	3,972,578	(25,089,983)	(21,117,405)	166,354,915
Minnesota Tax-Free Income	8,594,025	(3,795,279)	4,798,746	298,799,044

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 were as follows:

Year Ended March 31, 2011:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total

U.S. Government Securities	$26,999,851	—	$271,533	$27,271,384
Tax-Free Income*	49,497	$7,034,048	—	7,083,545
Minnesota Tax-Free Income*	29,469	12,812,808	—	12,842,277
* 99.3% and 99.8% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2010:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total

U.S. Government Securities	$20,847,075	—	—	$20,847,075
Tax-Free Income	—	$7,118,383	—	7,118,383
Minnesota Tax-Free Income	—	12,192,570	—	12,192,570

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)

U.S. Government Securities	$91,359	—	($671,163)	$27,530,686
Tax-Free Income	—	$115,774	(26,123,413)	(30,780,034)
Minnesota Tax-Free Income	—	173,748	(8,307,720)	(11,123,740)

Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of March 31, 2011, were as follows:

	Capital Loss Carryover Expiring in:		Net Capital Loss Carryover	Post-October Capital Loss Deferral	Accumulated Capital and Other Losses

	2012	2013-2018

U.S. Government Securities	—	—	—	$671,163	$671,163
Tax-Free Income	$1,461,177	$22,851,389	$24,312,566	1,810,847	26,123,413
Minnesota Tax-Free Income	403,028	7,904,692	8,307,720	—	8,307,720

SEPTEMBER 30, 2011	43

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended September 30, 2011 (Continued)

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for Funds with fiscal years ending after December 22, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the Six Months Ended ended September 30, 2011, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$629,040,249	—	$200,346,521	—
Tax-Free Income	—	$25,155,912	—	$28,580,462
Minnesota Tax-Free Income	—	27,752,115	—	28,155,278

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets

U.S. Government Securities	0.80%
Tax-Free Income	0.80%*
Minnesota Tax-Free Income	0.80%

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended September 30, 2011 (Continued)

* For the period October 1, 1993, through December 31, 2011, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) of the Tax-Free Income Fund to an annual rate of 0.70% of the Fund’s average daily net assets in excess of $250 million and 0.60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2011, this voluntary fee waiver will be discontinued by the Adviser.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2011:

	Shares	% Shares Outstanding

U.S. Government Securities	2,399,763	1.9
Tax-Free Income	1,219,516	7.5
Minnesota Tax-Free Income	1,259,180	4.2

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

SEPTEMBER 30, 2011	45

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expenses Paid During Period* (4/1/11- 9/30/11)
U.S. Government Securities Fund
Actual	$1,000	$1,019.40	$4.05
Hypothetical	$1,000	$1,021.06	$4.05

Tax-Free Income Fund
Actual	$1,000	$1,080.10	$4.17
Hypothetical	$1,000	$1,021.06	$4.05

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,079.60	$4.17
Hypothetical	$1,000	$1,021.06	$4.05

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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47

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
September 30, 2011

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
612-334-5888
www.sitfunds.com

SIT 9-30-11 BOND

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date November 30, 2011

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date November 30, 2011